Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
(17) Subsequent Events

In January 2012, the Company acquired Bon Terra, a 60-unit community located adjacent to Delano in Redmond, Washington for $16.0 million.  Located on the same block, Delano and Bon Terra are operated as one community.  Also in January, the Company acquired Reed Square, a 100-unit community located in Sunnyvale, California for $23.0 million.

During the first quarter of 2012, the Company sold Tierra Del Sol/Norte, a 156 unit community located in the San Diego, California for $17.2 million for a gain of $7.0 million.  Also in the first quarter, the Company sold Alpine Country, a 108 unit community located in San Diego metropolitan area, for $11.1 million for a gain of $3.9 million.

On August 15, 2012, the Operating Partnership issued $300 million aggregate principal amount of its 3.625% Senior Notes due 2022 (the "Notes").  The Operating Partnership offered the Notes at 98.99% of the principal amount thereof. The Notes are general unsecured senior obligations of the Operating Partnership and will rank equally in right of payment with all other senior unsecured obligations of the Operating Partnership. However, the Notes are effectively subordinated to all of the Operating Partnership's existing and future secured indebtedness (to the extent of the collateral securing such indebtedness) and to all existing and future liabilities and preferred equity, whether secured or unsecured, of the Operating Partnership's subsidiaries. The Notes bear interest at 3.625% per annum. Interest is payable semi-annually in arrears on February 15 and August 15 of each year, beginning February 15, 2013 until the maturity date of August 15, 2022. The Operating Partnership's obligations under the Notes are fully and unconditionally guaranteed by the Company.